STATEMENT OF ADDITIONAL INFORMATION

Delux Long-Short Fund

Classes A, I and N

a series of

Mutual Fund Series Trust (the "Trust")

630 Fitzwatertown Road, Building A, 2nd Floor,

Willow Grove, PA  19090

Supplement dated April 18, 2012 to the Statement of Additional Information dated August 19, 2011, as revised January 6, 2012, and as supplemented February 23, 2012 and April 2, 2012.

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Regulation as a Commodity Pool Operator

A notice on behalf of the Trust has been filed with the National Futures Association claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to theTrust's operation.  Accordingly, the Fund is not subject to registration or regulation as a commodity pool operator.

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You should read this Supplement in conjunction with the Prospectus dated August 19, 2011, as revised January 6, 2012, and as supplemented February 23, 2012, and the Statement of Additional Information, dated August 19, 2011, as revised January 6, 2012, and as supplemented February 23, 2012 and April 2, 2012 which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 855-723-3589 or by writing to 630 Fitzwatertown Road, Building A, 2nd Floor,Willow Grove, PA  19090.

Please retain this Supplement for future reference.